Quarterly Statement of Investments | See Notes to Statement of Investments.

Templeton Emerging Markets Income Fund

Statement of Investments, May 31, 2012 (unaudited) *(continued)*

Kazakhstan 7.7%			
[f]HSBK (Europe) BV, senior note, 144A, 7.25%, 5/03/17	26,035,000		25,745,881
[f]Kazakhstan Temir Zholy Finance BV, senior note, 144A, 6.375%, 10/06/20	6,090,000		6,520,137
[f]KazMunayGas National Co., 144A, 9.125%, 7/02/18	19,200,000		23,064,000
			55,330,018
Mexico 4.0%			
[f]Cemex Espana Luxembourg, senior secured note, 144A, 9.25%, 5/12/20	2,355,000		1,878,113
[f]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	21,845,000		18,240,575
[f]Corporacion GEO SAB de CV, senior note, 144A, 8.875%, 3/27/22	8,420,000		8,204,027
			28,322,715
Peru 0.4%			
[f]Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A, zero cpn., 5/31/18	3,075,202		2,581,420
Russia 6.2%			
[f]Alfa Bond Issuance PLC (Alfa Bank OJSC), loan participation, senior secured note, 144A,			
7.875%, 9/25/17	6,550,000		6,494,325
7.75%, 4/28/21	7,900,000		7,406,250
[f]Alfa MTN Markets Ltd. for ABH Financial Ltd., 144A, 8.20%, 6/25/12	1,575,000		1,579,331
[f]Gaz Capital SA (OJSC Gazprom), loan participation, senior bond, 144A, 8.146%, 4/11/18	6,000,000		7,060,770
LUKOIL International Finance BV,			
[f]144A, 6.356%, 6/07/17	890,000		951,223
[f]144A, 6.656%, 6/07/22	4,540,000		4,921,224
[g]Reg S, 6.356%, 6/07/17	2,300,000		2,454,882
[g]Reg S, 6.656%, 6/07/22	3,970,000		4,290,816
[f]RSHB Capital SA (Russian Agricultural Bank OJSC), loan participation, 144A, 9.00%, 6/11/14	4,880,000		5,366,804
[f]TNK-BP Finance SA, senior bond, 144A, 7.25%, 2/02/20	1,190,000		1,325,904
[f]VTB Capital SA (VTB Bank), loan participation, senior bond, 144A, 6.25%, 6/30/35	2,400,000		2,471,064
			44,322,593
South Africa 2.4%			
[b,f]Edcon Holdings Pty. Ltd., secured note, 144A, FRN, 6.376%, 6/15/15	8,285,000	EUR	7,771,750
[f]Edcon Pty. Ltd., senior secured note, 144A, 9.50%,			
3/01/18	7,250,000		6,307,500
3/01/18	2,828,000	EUR	3,034,573
			17,113,823
Trinidad and Tobago 0.8%			
Petro Co. of Trinidad and Tobago Ltd., senior note,			
[f]144A, 9.75%, 8/14/19	4,500,000		5,546,250
[g]Reg S, 9.75%, 8/14/19	210,000		258,825
			5,805,075
Turkey 3.0%			
[f]Akbank TAS, senior note, 144A, 6.50%, 3/09/18	2,588,000		2,660,865
[f]Finansbank AS, senior note, 144A, 5.50%, 5/11/16	8,425,000		7,982,688
[g]Yasar Holdings SA (Willow No.2), loan participation, Reg S, 9.625%, 10/07/15	10,900,000		10,901,471
			21,545,024
Ukraine 0.2%			
[f]Financing of Infrastructure Projects State Enterprise, 144A, 8.375%, 11/03/17	2,000,000		1,706,500
United Arab Emirates 3.5%			
[f]DP World Ltd., 144A, 6.85%, 7/02/37	13,500,000		12,794,287
[f]Dubai Electricity & Water Authority, senior note, 144A, 7.375%, 10/21/20	11,500,000		12,188,448
			24,982,735
United States 1.9%			
General Electric Capital Corp., senior note, A, 8.50%, 4/06/18	185,000,000	MXN	13,271,498
Venezuela 1.4%			
Petroleos de Venezuela SA, senior sub. bond, 4.90%, 10/28/14	11,800,000		10,230,718

Total Quasi-Sovereign and Corporate Bonds (Cost $214,907,203)			228,932,869
Credit-Linked Notes 3.6%			
Ukraine 3.6%			
[r]ING Americas Issuance BV, 144A,			
(Export/Import Bank of Ukraine), 10.85%, 11/26/12	199,700,000	UAH	23,922,505
(Government of Ukraine), 5.50%, 8/25/15	17,294,900	UAH	1,802,336
Total Credit-Linked Notes (Cost $27,220,598)			25,724,841
Total Investments before Short Term Investments (Cost $634,907,546)			653,570,161
Short Term Investments 6.4%			
Foreign Government and Agency Securities 1.1%			
Nigeria 1.1%			
[j]Nigeria Treasury Bills, 4/25/13 - 5/09/13	1,442,380,000	NGN	7,850,645
Sri Lanka 0.0%†			
[j]Sri Lanka Treasury Bills, 7/06/12 - 9/28/12	35,710,000	LKR	268,126
Total Foreign Government and Agency Securities (Cost $8,287,824)			8,118,771
Total Investments before Money Market Funds (Cost $643,195,370)			661,688,932
	Shares		
Money Market Funds (Cost $37,986,138) 5.3%			
United States 5.3%			
[k,l]Institutional Fiduciary Trust Money Market Portfolio	37,986,138		37,986,138
Total Investments (Cost $681,181,508) 97.7%			699,675,070
Other Assets, less Liabilities 2.3%			16,202,531
Net Assets 100.0%			$ 715,877,601

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity is linked to the Argentine GDP and does not pay principal over the life of the security or at expiration. The holder is entitled to receive only variable payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or "notional" value of this GDP linked security.
bThe coupon rate shown represents the rate at period end.
cThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
dPrincipal amount is stated in 1,000 Brazilian Real Units.
eRedemption price at maturity is adjusted for inflation.
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At
May 31, 2012, the aggregate value of these securities was $352,259,430, representing 49.21% of net assets.
gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At May 31, 2012, the aggregate value of these securities was $41,796,367, representing 5.84% of net assets.
hPrincipal amount is stated in 100 Mexican Peso Units.
iA supranational organization is an entity formed by two or more central governments through international treaties.
jThe security is traded on a discount basis with no stated coupon rate.
kNon-income producing.
lThe Institutional Fiduciary Trust Money Market Portfolio is managed by the Fund's investment manager.

*In U.S. Dollars unless otherwise indicated.

Templeton Emerging Markets Income Fund
Statement of Investments, May 31, 2012 (unaudited) (continued)

ABBREVIATIONS

Counterparty

BZWS - Barclays Bank PLC
CITI - Citibank, Inc
DBAB - Deutsche Bank AG
HSBK - HSBC Bank PLC
JPHQ - JPMorgan Chase & Co.
MSCO - Morgan Stanley and Co. Inc.
UBSW - UBS AG

Currency

BRL - Brazilian Real
DEM - Deutsche Mark
EUR - Euro
GHS - Ghanaian Cedi
IDR - Indonesian Rupiah
LKR - Sri Lankan Rupee
MXN - Mexican Peso
NGN - Nigerian Naira
UAH - Ukraine Hryvnia

Selected Portfolio

FRN - Floating Rate Note
GDP - Gross Domestic Product
MTN - Medium Term Note

Templeton Emerging Markets Income Fund

Notes to Statement of Investments (unaudited)

1. ORGANIZATION

Templeton Emerging Markets Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end investment company.

2. FINANCIAL INSTRUMENT VALUATION

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

3. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund's investment objectives.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund's investment objectives.

4. INCOME TAXES

At May 31, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$ 685,225,338
Unrealized appreciation	$ 52,495,702
Unrealized depreciation	(38,045,970)
Net unrealized appreciation (depreciation)	$ 14,449,732

5. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments

Item 2. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3. Exhibits.

(a) Certification pursuant to Section 30a-2 under the Investment Company Act of 1940 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer.